UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 5, 2026
USA TODAY CO., INC.
(Exact name of registrant as specified in its charter)

Delaware			001-36097	38-3910250
(State or Other Jurisdiction of Incorporation or Organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

175 Sully's Trail, Suite 203,	Pittsford,	New York		14534-4560
(Address of principal executive offices)				(Zip Code)

(585)	598-0050		Not Applicable
(Registrant's telephone number, including area code)			(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	TDAY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 5, 2026, Michael Reed, Chief Executive Officer of USA TODAY Co., Inc. (the "Company"), during an investor call, characterized amounts as estimated damages in relation to the Company's ongoing litigation with Google instead of characterizing such amounts as Google's interference with the Company's revenues. The Company clarifies that it has not publicly disclosed, reported, or quantified any estimate of damages in connection with this litigation. However, consistent with the frequently asked questions and responses regarding the action that are posted on the Company's website and filed with the Securities and Exchange Commission, we continue to believe that Google has interfered with billions of dollars in revenue over billions of ad auctions and we anticipate very substantial damages, even before the automatic trebling provided by U.S. antitrust law. Those estimations come directly from Google documents, when Google was studying how badly it was harming publishers.

The information furnished pursuant to this Current Report on Form 8-K shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth by specific reference in such filing that such information is to be considered "filed" or incorporated by reference therein.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are or may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company's action against Google and the outcome of that action. Forward-looking statements can generally be identified by words such as "believe," "could," "will," "may," and similar expressions. These statements are based on management's current views and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements, including the uncertainty of the outcome of the action against Google and any damages or amounts received in connection with the action, if any. For a discussion of some of the additional risks and important factors that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time in the Company's Annual Report on Form 10-K, our quarterly reports on Form 10-Q, and our other filings with the Securities and Exchange Commission. Furthermore, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. There is no guarantee that any of the events anticipated by the Company's forward-looking statements will occur. Except to the extent required by law, the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Use of Website to Distribute Material Company Information

The Company's website is www.usatodayco.com. Information contained on the Company's website is not part of this Current Report on Form 8-K. The Company uses its website as a distribution channel for material company information. Financial and other important information regarding the Company is routinely posted on and accessible on the Investor Relations and News and Events subpages of the Company's website, which are accessible by clicking on the tab labeled "Investor Relations" and "News and Events", respectively, on the website home page. Therefore, investors should look to the Investor Relations, and News and Events subpages of the Company's website for important and time-critical information.

SIGNATURE
Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TODAY Co., Inc.

Date: May 12, 2026	By:	/s/ Trisha M. Gosser
Trisha M. Gosser
Chief Financial Officer (principal financial officer)